UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2018

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36104

Delaware	36-4466837
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850

Chicago, Illinois 60606

(Address of principal executive offices, including zip code)

(312) 951-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the Potbelly Corporation ( the “Company”) annual meeting of shareholders held on May 24, 2018, the Company’s shareholders approved the Amended and Restated Potbelly Corporation 2013 Long-Term Incentive Plan (“LTIP”), to, among other things, increase the number of shares available for issuance under the LTIP to a total number of 3,500,000. Pursuant to the LTIP, the Company may grant awards to any officer, director, employee, consultant, independent contractor or agent of the Company and/or a related company, and persons who are expected to become an officer, director, employee, consultant, independent contractor or agent of the Company or a related company.

A more complete description of the LTIP is contained in the Company’s Proxy Statement, dated April 17, 2018 (the “Proxy Statement”), as filed with the Securities and Exchange Commission (the “Commission”), under the heading “PROPOSAL 3 APPROVAL OF AMENDED AND RESTATED POTBELLY CORPORATION 2013 LONG-TERM INCENTIVE PLAN,” which is incorporated by reference. The description of the LTIP set forth in the Proxy Statement is qualified in its entirety by reference to the complete text of the LTIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2018, the Board of Directors of the Company approved an amendment and restatement (the “Amendment”) to the Company’s bylaws (the “By-Laws”), effective as of the same date. The Amendment modified the provisions of Article IV, Section 5 of the By-Laws to provide that the Company’s directors may be removed without cause. The change followed the expiration of the classification of the Company’s Board of Directors effective as of the Company’s 2018 annual meeting of shareholders on May 24, 2018.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Potbelly Corporation

10.1	Amended and Restated Potbelly Corporation 2013 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2018	Potbelly Corporation

	By:	/s/ Matthew Revord
	Name:	Matthew Revord
	Title:	Chief Legal Officer